                                                                    EXHIBIT 10.1
                                                                    ------------

Bell Atlantic
240 East 38th Street
New York, NY 10016

                                            [LOGO OF BELL ATLANTIC APPEARS HERE]

CONTRACT NO. G12463P
AMENDMENT NO. 06

                       ACCEPTANCE SHALL BE INDICATED BY
                  (1) SIGNING AND (2) RETURNING DUPLICATE TO:
                      -------         -------------------


Assessment Solutions, Incorporated           Telesector Resources Group, Inc.
780 Third Avenue                             240 E. 38th Street, 15th Flr.
New York, NY 10017                           New York,, NY 10016
Attn: Mr. Eli Salig                          Attn: Mr. Sean M. Mahoney

SERVICE: Consulting Services (Employment Staffing Assessment).

Telesector Resources Group, Inc., d/b/a Bell Atlantic Network Services (hereinafter "Bell Atlantic") Agreement No. G12463P with you, dated April 1, 1996, is hereby modified by this Amendment No. 06 as follows:

THE SECTION MARKED "1. TERM: SCOPE OF WORK" - SUBSECTION 'A' IS HEREBY CHANGED TO READ:

"THE AGREEMENT SHALL BE EFFECTIVE ON APRIL 1, 1996 AND SHALL END SEPTEMBER 30, 2000, PROVIDED THAT BELL ATLANTIC MAY EXTEND THIS AGREEMENT FOR PERIODS OF UP TO ONE (1) YEAR BY GIVING YOU WRITTEN NOTICE AT LEAST THIRTY (30) DAYS PRIOR TO SEPTEMBER 30, 2000. ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT SHALL NOT AFFECT THE OBLIGATIONS OF EITHER PARTY TO THE OTHER UNDER EXISTING STATEMENTS OF WORK ISSUED UNDER THIS AGREEMENT, BUT SUCH SHALL CONTINUE IN EFFECT AS THOUGH THIS AGREEMENT HAD NOT BEEN TERMINATED."

SERVICES PROVIDED UNDER THIS AMENDMENT WILL BE IN ACCORDANCE WITH THE "AMENDED STATEMENT OF WORK," ATTACHED HERETO AS EXHIBIT A.

All other Terms and Conditions of the Agreement are reaffirmed and remain in effect to the extent that they do not conflict with this Agreement.

(1) Sign Here and (2) Return To Address Above:
    ----              -----------------------

AGREED AND ACCEPTED:

ASSESSMENT SOLUTIONS, INCORPORATED           TELESECTOR RESOURCES GROUP, INC.
                                             (A BELL ATLANTIC COMPANY)


By: /s/ Eli Salig                            By: /s/ L. Garrambone
   --------------------------------             -------------------------------

Name:   Eli Salig                            Name:   L. Garrambone
     ------------------------------               -----------------------------

Title:  Exec VP                              Title:  Vice President
      -----------------------------                ----------------------------

Date:   10-1-97                              Date:   10/6/97
     ------------------------------               ----------------------------

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

                                  EXHIBIT A

                           AMENDED STATEMENT OF WORK

This Amendment to the Statement of Work, entered into by Assessment Systems, Incorporated ("Consultant") and Telesector Resources Group, Inc. ("Bell Atlantic") pursuant to the terms and conditions of Consulting Agreement
No. G12463P between the parties dated April 1, 1996. This Statement of Work may be extended by Bell Atlantic for a period of up to one (1) year upon thirty (30) days' written notice to Consultant.

DESCRIPTION OF SERVICES:
------------------------

                              1. APPLICATION INQUIRY/JOB OPPORTUNITY HOTLINE

A. Provide and maintain a toll-free, automated voice response system for application inquiry, job opportunities within Bell Atlantic, test scheduling and applicant status inquiry. This toll-free system must be accessible to all external candidates in the Bell Atlantic- North footprint (NY Metro area, N.E. area and Upstate NY area).

B. A separate line should be installed to administer to internal, Bell Atlantic
                                                        --------
applicants. This will be addressed under item 6, below.

C. The Voice Response System should be operating 7 days a week 24 hours per day.

D. First available test date should be no more than 1-2 weeks from call-in.

E. Vendor should provide Bell Atlantic with a Call "Drop" Analysis/Report.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

                       2. RESUME COLLECTION AND RESPONSE

A. Become familiar with Bell Atlantic-identified Job Families for craft positions.

B. Receive/collect all resumes/applications from all sources both solicited and unsolicited.

C. Identify and code all resumes/applications by source code, if solicited, according to Bell Atlantic protocols.

D.   Receive/collect and respond to all referrals as determined by Bell
Atlantic.

E. Review/screen all resumes/applications for appropriate response and respond to all applicants.

F. Respond to all inquiries regarding the application process. Solicited resumes must be responded to within 5 business days, unsolicited resumes/applications shall be responded to within two weeks of receipt.

G. Scan, or manually input all appropriate resumes and applicant information into PeopleSoft by identifying the applicant's skills and affinity for positions within Bell Atlantic. Utilize the Bell Atlantic guidelines.

H. Data shall be stored by using categories of experience, geographic preference, job requirements, license requirements as required by Bell Atlantic.

I.   Monitor pool status.

J. Build pools of applicants to meet on-going needs as identified by Bell Atlantic.

K. Provide monthly reports on status of the applicant pools by geographic area, by source, by EEO or as required by Bell Atlantic.

                                                             Contract No.G12463P
                                                                 Amendment No.06
                                                       Amended Statement Of Work

                            3. TEST ADMINISTRATION

All tests must be administered according to Bell Atlantic guidelines and Bell Atlantic test-specific requirements. BELL ATLANTIC WILL CONTINUE TO INFORM CONSULTANT OF ANY CHANGES, ADDITIONS OR ALTERATIONS TO THESE TESTS OR TESTING PROTOCOLS, AND THE PARTIES WILL MODIFY THIS STATEMENT OF WORK AND RELATED COMPENSATION AND PRICING SCHEDULES ACCORDINGLY AS THOSE CHANGES OCCUR.

A. Administer Tests.

B. Establish test schedules.

C. Identify test(s) required.

D. Enter test results and assessment data into PeopleSoft (input should be same-day).

E. Scan or manually score test results.

F. Input manually scored tests into PeopleSoft.

G. Provide test feedback for all applicants/employees.

H. Advise qualified applicants/employees of the next step in the process.

I. Advise applicants/employees who did not qualify of the retesting policy.

J. Provide test security as required by Bell Atlantic.

K. Provide daily, weekly, monthly, quarterly reports as required by Bell
Atlantic.

Bell Atlantic Tests / Assessments include the following:

Technical Telephone Ability Battery ["Tech TAB"]: approximately 30 minutes in
-------------------------------------------------
length, the Tech TAB involves number groups, problem identification and visual scanning; Pass Rate: ****

Service Representative Telephone Ability Battery ["Rep TAB"]: approximately 30
-------------------------------------------------------------
minutes in length, the Rep TAB involves number groups, problem identification and visual scanning; Pass Rate: ****

Digital Cable Technology Minicourse ["DCT"]: approximately 4 hours in length,
--------------------------------------------
the DCT involves an introduction to fiber optic transmission and digital multiplexing, as well as basic electronics and circuit reading, acceptance testing and troubleshooting procedures; Pass Rate: ****

Customer Contact Evaluation Revision ["CCE-R"]: approximately 1 hour, the CCE
-----------------------------------------------
requires the candidate to play the role of a representative while an interviewer plays the role of a customer; this telephonic role play comprises **** calls by at least **** assessors: Pass Rate: ****

Keyboard Skills Test ["KST"]: approximately 30 minutes in length, the KST
-----------------------------
measures the following competencies for Customer Service Representative applicants: listening, memory, typing, multi-tasking, speed and accuracy:
Pass Rate: ****

Operator TAB: ****

Electronic System Minicourse (ESM-II): ****

  **** CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the
       --------------------------------
       document has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

Consultant must be able to provide satellite services, when needed in any one of the following locations:

     New York City               Boston, MA
     White Plains                Springfield, MA
     Hempstead                   Portland, Maine
     Albany                      Bangor, ME
     Syracuse                    Burlington, VT.
     Buffalo                     Pawtucket, RI.
                                 Manchester, NH

Bell Atlantic will notify consultant if service is needed in other locations.

                                                             Contact No. G12463P
                                                                Amendment No. 06
                                                     Amendment Statement Of Work


                                4. INTERVIEWING

The NON MANAGEMENT INTERVIEW ["NMI"] is approximately one hour in length and is provided to candidates who have qualified on all applicable craft/associate tests. The consultant will be required to perform the following services:

A.   Establish interview schedules.
B.   Schedule interview appointments.
C.   Administer interviews.
D.   Provide feedback to applicants.
E.   Enter results into PeopleSoft.
F.   Build pools of totally qualified candidates.
G.   Determine if candidate is qualified for more than one position.
H. Provide salary range in accordance with Bell Atlantic pay grades and in accordance with regional salary guidelines.
I. Provide applicant(s) with information regarding the next steps in the process (qualified wait list).

                               5. DOCUMENTATION

All documentation shall be the sole property of Bell Atlantic.
Documentation shall be considered to include but not limited to:

A.   Schedules
B.   Test Rosters
C.   Test Scores
D.   Test Answer Sheets
E.   Interview Notes
F.   Reports
G.   Protocols
H.   Forms/written materials
I.   Resumes
J.   Applications

Consultant will also coordinate candidate processing directly with Bell Atlantic's Background Investigator.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                     Amendment Statement Of Work

6. SPECIFIC PUBLISHED VACANCY/UPGRADE AND TRANSFER PLAN (UTP)/INTRADEPARTMENTAL TRANSFER PLAN (ITP)

The Consultant will perform the following tasks telephonically as part of the administration and processing of internal transfers/job applicants. Currently, Bell Atlantic handles anywhere from **** incoming calls daily, with each call lasting between ****.

A. Field incoming calls through a dedicated, regional 800 number. This will be a separate 800# from that available to external candidates. This number is to accommodate existing employees and must be available to employees in the NY Metro. New England and Upstate NY areas.

B. Staff should be knowledgeable of all contracts in order to provide accurate, regional information.

C. Perform applicable test scheduling, pre-test training scheduling (according to Bell Atlantic protocols) and test administration

D. Input employees request into PeopleSoft*

E. Answer employees questions. Currently, there are 5 employees administering this function for NY Metro based employees. Additionally, there is a supervisor-level employee handling employee questions/issues that go beyond the transactional nature of this function, i.e. contract specifics and necessary dialog with supervisors.

F. Understand union contracts as they pertain to SPV/UTP/ITP

G. Calls should be handled "live"; voice mail response should be within one hour

H. Provide reports as requested by Bell Atlantic

I. Provide test date confirmation notices

J. Provide test results

K. Register UTP requests

L. Assure that each UTP candidate is test-qualified for each specific job, and if not, proactively schedule the candidate for the proper tests.

* In order to access Bell Atlantic's PeopleSoft network, Consultant will need the following:
1. A Pentium PC
2. A High-speed modem (28.8K or better)
3. 1 GB HD loaded for PeopleSoft Software (Bell Atlantic will install all necessary software)
4. 82.35 access capability
5. Windows 95, tailored to 82.35 access
6. Security clearance for PeopleSoft
7. 3270 software mainframe capability (to renew password)

CONSULTANT WILL MAKE NECESSARY ACCOMMODATIONS FOR DIFFERENTLY ABLED CANDIDATES AT ANY TEST SITE FROM WHICH IT OPERATES

        **** CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the document has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

                             7. PROGRAM EVALUATION

Bell Atlantic will perform regular service evaluations to ensure that project goals and milestones are met. Consultant will provide regular, detailed reports, both daily and cumulatively, and will ensure that reports match invoices.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

                                8. COMPENSATION

1. EXTERNAL CANDIDATES
   -------------------

A. Position                   Test/Interview                Fee Per Qualified
   --------                   --------------
                                                            Candidate
                                                            ---------
Service Reps                  Rep TAB; CCE-R; KST; NMI       ****
Technicians (NY)              Tech TAB; DCT; NMI             ****
Technicians (N.E)             Tech TAB; NMI                  ****
Central Office Techs          Tech TAB; ESM; NMI             ****
Operators                     Operator TAB; OST; NMI         ****
Maintenance Admin.            MA mini-course; NMI            ****
Clerical Staff                Clerical TAB; NMI              ****

B. Per Test Pricing Schedule                                Per Test Fee
   -------------------------                                ------------
Tech TAB                                                     ****
Rep TAB                                                      ****
Operator TAB                                                 ****
DCT                                                          ****
ESM                                                          ****
CCE-R                                                        ****
KST                                                          ****
NMI                                                          ****

2. INTERNAL TRANSFERS/UPGRADES (pursuant to Section 6 of the Statement of Work)
   ---------------------------

A. Bell Atlantic will pay a flat annual fee of **** for the processing of internal candidates. This fee will be billed in monthly installments of ****. The base fee covers the staffing, management, administrative support, scheduling, internal processing, quality control and other services associated with the upgrade and transfer plan and the internal transfer plan and associated administration of **** tests monthly of any type to internal candidates. Volumes above **** tests will be billed according to the per-test fee schedule above.

B. In addition to the base fee. Bell Atlantic will pay an amount equal to the direct cost associated with the Internal Voice Response system maintenance and toll charges in support of UTP and ITP, plus **** of that amount as an administration fee.

3. EXPENSE REIMBURSEMENT, IF ANY
   -----------------------------

Travel, room charges for seminars, or related expenses (including, but not limited to transportation and accommodations) shall not be incurred without the prior written consent of Bell Atlantic. Any expense in the amount of $25.00 or more must be accompanied by a receipt. Travel arrangements connected to this project should be made through Bell Atlantic and must be in accordance with Bell Atlantic Corporate Travel Guidelines.

4. PAYMENT TERMS: Bell Atlantic will pay a flat monthly minimum fee of ****.
   -------------                                -------
This fee includes **** for the maintenance of the External hiring process, including the staffing, management, administrative support, screening, scheduling, processing, testing, interviewing and quality control associated with the delivery of **** qualified candidates per month, and the **** for the processing of Internal candidates.

****   CONFIDENTIAL TREATMENT REQUESTED: A copy of this portion of the
       --------------------------------
       document has been filed separately with the Securities and Exchange Commission.

                                                            Contract No. G12463P
                                                                Amendment No. 06
                                                       Amended Statement Of Work

5.   INVOICES TO:                          Copies to:
     -----------

          Bell Atlantic                                Bell Atlantic
          1095 Avenue of the Americas,                 240 E. 38th Street,
          Room 501                                     15th Floor
          New York, NY 10036                           New York, NY 10016
          Attn: Mr. Louis Leo                          Attn: Mr. Sean Mahoney

6.   DESIGNATED BELL ATLANTIC REPRESENTATIVE
     ---------------------------------------

          Jill Kastler
          Director, Staffing Services
          1095 Avenue of the Americas
          New York, NY 10036
          (212)395-5795

AGREED:

_____________________________________        _________________________________
 Assessment Solutions, Incorporated.         Telesector Resources Group, Inc.,
                                             (a Bell Atlantic company)

By:   /s/ Eli Salig                          By:   /s/ Jill D. Kastler
      -------------------------------              ---------------------------
Name:     ELI SALIG                          Name:     JILL D. KASTLER
      -------------------------------              ---------------------------
Title:    EXEC VP                            Title:    DIRECTOR - STFG SVCS
      -------------------------------              ---------------------------
Date:     10-1-97                            Date:     10/1/97
      -------------------------------              ---------------------------